EXHIBIT 99.1

     The accompanying Pro Forma Condensed Consolidated Balance Sheets of Three-Five Systems, Inc. as of December 31, 2002 and June 30, 2003 and Pro Forma Condensed Statements of Operations for the three months ended June 30, 2002 and 2003, for the six months ended June 30, 2002 and 2003, and for the year ended December 31, 2002, include pro forma adjustments made to the historical financial information to (1) give effect to the reclassification of our Microdisplay business as discontinued operations in light of the spin-off transaction described in Item 2 above, and (2) reflect the effect of the Information Technology Services and Facility Services Agreements that we entered into with Brillian in connection with the spin-off. The Microdisplay business we operated prior the spin-off will be reported as discontinued operations in our subsequent financial statements.

     In our opinion, all adjustments necessary to present fairly such pro forma financial statements have been made. The Pro Forma Condensed Balance Sheets have been prepared as if the spin-off of our Microdisplay business occurred on the balance sheet dates. The Pro Forma Statements of Consolidated Operations have been prepared as if the distribution and disposition of our Microdisplay business occurred on January 1, 2002.

     The pro forma consolidated financial information should be read in conjunction with the accompanying Notes to Pro Forma Condensed Consolidated Financial Information, along with our historical consolidated financial statements and the notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2002 and the reports on Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003.

Three-Five Systems, Inc.
Pro Forma Condensed Consolidated Balance Sheet
December 31, 2002
(Unaudited)

		Pro Forma Adjustments

				Recording of
		Reclassification		Service Items
		to Discontinued		and Cash
	Historical	Operations		Distribution		Pro Forma

ASSETS
Current Assets:
Cash and cash equivalents	$18,389	$—		$(18,389)	b	$—
Short-term investments	62,178	—		(2,488)	b	59,690
Accounts receivable, net	16,970	(364)	a	—		16,606
Inventories	19,876	(2,584)	a	—		17,292
Taxes receivable	561	—		—		561
Deferred tax asset	3,561	(1,204)	a	—		2,357
Assets held for sale	841	—		—		841
Other current assets	2,507	(303)	a	—		2,204

Total Current Assets	124,883	(4,455)		(20,877)		99,551
Property, Plant and Equipment, net	31,563	(8,218)	a	—		23,345
Intangibles, net	14,919	(9,627)	a	—		5,292
Goodwill	34,901	—		—		34,901
Long-term Deferred Tax Asset	9,642	1,122	a	—		10,764
Other Investments	6,331	(6,331)	a	—		—
Other Assets, net	455	—		—		455

	$222,694	$(27,509)		$(20,877)		$174,308

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$8,760	$(516)	a	$—		$8,244
Accrued liabilities	5,166	(675)	a	—		4,491
Deferred revenue	358	(335)	a	—		23
Term loans	2,714	—		—		2,714

Total current liabilities	16,998	(1,526)		—		15,472

Long-term Debt	20	—		—		20

Other Long-term Liabilities	8	—		—		8

Commitments and Contingencies
Minority Interest in Consolidated Subsidiary	—	—		—		—

Stockholders’ Equity:
Common stock	219	—		—		219
Additional paid-in capital	200,763	—		—		200,763
Retained earnings	13,695	(25,983)	a	(20,877)	b	(33,165)
Stock subscription note receivable	(174)	—		—		(174)
Accumulated other Comprehensive loss	(332)	—		—		(332)
Less-Treasury stock, at cost	(8,503)	—		—		(8,503)

Total stockholders’ equity	205,668	(25,983)		(20,877)		158,808

	$222,694	$(27,509)		$(20,877)		$174,308

Three-Five Systems, Inc.
Pro Forma Condensed Consolidated Balance Sheet
June 30, 2003
(Unaudited)

		Pro Forma Adjustments

				Recording of
		Reclassification		Service Items
		to Discontinued		and Cash
	Historical	Operations		Distribution		Pro Forma

ASSETS
Current Assets:
Cash and cash equivalents	$28,418	$—		$(20,877)	b	$7,541
Short-term investments	34,913	—		—		34,913
Accounts receivable, net	27,802	(359)	a	—		27,443
Inventories	35,264	(3,094)	a	—		32,170
Taxes receivable	604	—		—		604
Deferred tax asset	3,585	(1,204)	a	—		2,381
Assets held for sale	—	—		—		—
Other current assets	3,286	(402)	a	—		2,884

Total Current Assets	133,872	(5,059)		(20,877)		107,936
Property, Plant and Equipment, net	41,309	(7,294)	a	—		34,015
Intangibles, net	17,556	(9,078)	a	—		8,478
Goodwill	34,438	—		—		34,438
Long-term Deferred Tax Asset	15,531	1,122	a	—		16,653
Other Investments	6,331	(6,331)	a	—		—
Other Assets, net	676	—		—		676

	$249,713	$(26,640)		$(20,877)		$202,196

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$28,808	$(765)	a	$—		$28,043
Accrued liabilities	5,648	(646)	a	—		5,002
Deferred revenue	153	(129)	a	—		24
Term loans	9,143	—		—		9,143

Total current liabilities	43,752	(1,540)		—		42,212

Long-term Debt	8,082	—		—		8,082

Other Long-term Liabilities	—	—		—		—

Commitments and Contingencies
Minority Interest in Consolidated Subsidiary	2,570	—		—		2,570

Stockholders’ Equity:
Common stock	219	—		—		219
Additional paid-in capital	200,813	—		—		200,813
Retained earnings	3,344	(25,100)	a	(20,877)	b	(42,633)
Stock subscription note receivable	(180)	—		—		(180)
Accumulated other Comprehensive loss	(384)	—		—		(384)
Less-Treasury stock, at cost	(8,503)	—		—		(8,503)

Total stockholders’ equity	195,309	(25,100)		(20,877)		149,332

	$249,713	$(26,640)		$(20,877)		$202,196

Three-Five Systems, Inc.
Pro Forma Condensed Consolidated Statements of Operations
For the Three Months Ended June 30, 2002
(Unaudited)
(in thousands, except per share data)

		Pro Forma Adjustments

				Recording of
		Reclassification		Service Items
		to Discontinued		and Cash
	Historical	Operations		Distribution		Pro Forma

Net Sales	$24,087	$(223)	a	$—		$23,864

Costs and Expenses:
Cost of sales	23,484	(2,004)	a	(28)	c	21,452
Selling, general, and administrative	2,812	(249)	a	328	c	2,891
Research, development, and engineering	4,796	(3,512)	a	(300)	c	984
Loss (gain) on sale of assets	4,545	—		—		4,545
Amortization of customer lists/distribution rights	—	—		—		—

	35,637	(5,765)		—		29,872

Operating Loss	(11,550)	5,542		—		(6,008)

Other Income (Expense):
Interest, net	944	—		(138)	b	806
Other, net	(50)	—		344	d	294

	894	—		206		1,100

Minority Interest in Loss (Income) of Consolidated Subsidiary	(21)	—		—		(21)

Loss before Income Taxes	(10,677)	5,542		206		(4,929)
Benefit from income taxes	(4,037)	1,993	a	70	e	(1,974)

Net Loss	$(6,640)	$3,549		$136		$(2,955)

Loss per Common Share:
Basic and diluted	$(0.31)					$(0.14)

Weighted Average Number of Common Shares:
Basic and Diluted	21,522					21,522

Three-Five Systems, Inc.
Pro Forma Condensed Consolidated Statements of Operations
For the Three Months Ended June 30, 2003
(Unaudited)
(in thousands, except per share data)

		Pro Forma Adjustments

				Recording of
		Reclassification		Service Items
		to Discontinued		and Cash
	Historical	Operations		Distribution		Pro Forma

Net Sales	$46,752	$(760)	a	$—		$45,992

Costs and Expenses:
Cost of sales	45,355	(1,257)	a	(46)	c	44,052
Selling, general, and administrative	4,623	(538)	a	343	c	4,428
Research, development, and engineering	3,983	(2,595)	a	(297)	c	1,091
Loss (gain) on sale of assets	8	—		—		8
Amortization of customer lists/distribution rights	511	—		—		511

	54,480	(4,390)		—		50,090

Operating Loss	(7,728)	3,630		—		(4,098)

Other Income (Expense):
Interest, net	199	—		(71)	b	128
Other, net	(47)	—		348	d	301

	152	—		277		429

Minority Interest in Loss (Income) of Consolidated Subsidiary	(43)	—		—		(43)

Loss before Income Taxes	(7,619)	3,630		277		(3,712)
Benefit from income taxes	(2,743)	1,287	a	94	e	(1,362)

Net Loss	$(4,876)	$2,343		$183		$(2,350)

Loss per Common Share:
Basic and diluted	$(0.23)					$(0.11)

Weighted Average Number of Common Shares:
Basic and Diluted	21,293					21,293

Three-Five Systems, Inc.
Pro Forma Condensed Consolidated Statements of Operations
For the Six Months Ended June 30, 2002
(Unaudited)
(in thousands, except per share data)

		Pro Forma Adjustments

				Recording of
		Reclassification		Service Items
		to Discontinued		and Cash
	Historical	Operations		Distribution		Pro Forma

Net Sales	$47,197	$(449)	a	$—		$46,748

Costs and Expenses:
Cost of sales	46,386	(3,810)	a	(55)	c	42,521
Selling, general, and administrative	5,937	(502)	a	645	c	6,080
Research, development, and engineering	9,614	(7,031)	a	(590)	c	1,993
Loss (gain) on sale of assets	4,545	—		—		4,545
Amortization of customer lists/distribution rights	—	—		—		—

	66,482	(11,343)		—		55,139

Operating Loss	(19,285)	10,894		—		(8,391)

Other Income (Expense):
Interest, net	2,006	—		(288)	b	1,718
Other, net	86	—		675	d	761

	2,092	—		387		2,479

Minority Interest in Loss (Income) of Consolidated Subsidiary	84	—		—		84

Loss before Income Taxes	(17,109)	10,894		387		(5,828)
Benefit from income taxes	(6,159)	3,878	a	132	e	(2,149)

Net Loss	$(10,950)	$7,016		$255		$(3,679)

Loss per Common Share:
Basic and diluted	$(0.51)					$(0.17)

Weighted Average Number of Common Shares:
Basic and Diluted	21,515					21,515

Three-Five Systems, Inc.
Pro Forma Condensed Consolidated Statements of Operations
For the Six Months Ended June 30, 2003
(Unaudited)
(in thousands, except per share data)

		Pro Forma Adjustments

				Recording of
		Reclassification		Service Items
		to Discontinued		and Cash
	Historical	Operations		Distribution		Pro Forma

Net Sales	$72,447	$(1,131)	a	$—		$71,316

Costs and Expenses:
Cost of sales	71,268	(2,021)	a	(93)	c	69,154
Selling, general, and administrative	8,967	(1,155)	a	694	c	8,506
Research, development, and engineering	7,783	(5,129)	a	(601)	c	2,053
Loss (gain) on sale of assets	(5)	—		—		(5)
Amortization of customer lists/distribution rights	1,022	—		—		1,022

	89,035	(8,305)		—		80,730

Operating Loss	(16,588)	7,174		—		(9,414)

Other Income (Expense):
Interest, net	495	—		(161)	b	334
Other, net	(38)	—		704	d	666

	457	—		543		1,000

Minority Interest in Loss (Income) of Consolidated Subsidiary	(43)	—		—		(43)

Loss before Income Taxes	(16,174)	7,174		543		(8,457)
Benefit from income taxes	(5,823)	2,553	a	184	e	(3,086)

Net Loss	$(10,351)	$4,621		$359		$(5,371)

Loss per Common Share:
Basic and diluted	$(0.49)					$(0.25)

Weighted Average Number of Common Shares:
Basic and Diluted	21,288					21,288

Three-Five Systems, Inc.
Pro Forma Condensed Consolidated Statements of Operations
For the Year Ended December 31, 2002
(Unaudited)
(in thousands, except per share data)

		Pro Forma Adjustments

				Recording of
		Reclassification		Service Items
		to Discontinued		and Cash
	Historical	Operations		Distribution		Pro Forma

Net Sales	$88,026	$(1,439)	a	$—		$86,587

Costs and Expenses:
Cost of sales	85,133	(6,415)	a	(167)	c	78,551
Selling, general, and administrative	11,324	(942)	a	1,349	c	11,731
Research, development, and engineering	17,968	(13,055)	a	(1,182)	c	3,731
Loss (gain) on sale of assets	4,545	—		—		4,545
Amortization of customer lists/distribution rights	256	—		—		256

	119,226	(20,412)		—		98,814

Operating Loss	(31,200)	18,973		—		(12,227)

Other Income (Expense):
Interest, net	3,328	—		(529)	b	2,799
Other, net	164	—		1,406	d	1,570

	3,492	—		877		4,369

Minority Interest in Loss (Income) of Consolidated Subsidiary	84	—		—		84

Loss before Income Taxes	(27,624)	18,973		877		(7,774)
Benefit from income taxes	(10,653)	6,732	a	298	e	(3,623)

Net Loss	$(16,971)	$12,241		$579		$(4,151)

Loss per Common Share:
Basic and diluted	$(0.79)					$(0.19)

Weighted Average Number of Common Shares:
Basic and Diluted	21,465					21,465

     Pro Forma Adjustment Footnotes

Reclassification to Discontinued Operations:

(a)	To reflect the spin-off of our Microdisplay business as a discontinued operation. All items represented under discontinued operations were specific to our Microdisplay business and will be reported as discontinued operations in our future financial statements. Our Microdisplay’s results of operations include allocations of certain operating expenses determined on bases that we consider to be reasonable reflections of the utilization of services provided to, or the benefits received by, the Microdisplay business. Spin-off costs of $802,000 were included in discontinued operations for the six months ended June 30, 2003. Another $321,000 of spin-off costs have been incurred during the third quarter of 2003 and will be included in the reduction of the cash to be disbursed to Brillian.

Recording of Cash Disbursement and Service Agreements:

(b)	To reflect the effective transfer of $22 million of cash to Brillian Corporation reduced for $1.1 million of spin-off related costs paid by us. The $20.9 million net cash disbursement was greater than the cash and cash equivalents’ balance as of the year ended December 31, 2002, and, therefore, the pro forma adjustment was reflected as a reduction of $18.4 million to cash and cash equivalents and a reduction of $2.5 million to short-term investments. The spin-off costs of $1.1 million consist of $802,000 incurred during the first six months of 2003 and $321,000 incurred during the third quarter of 2003. Because the lower cash balance would have resulted in lower interest income, we have also reduced interest income in the Pro Forma Condensed Statements of Operations. The reduction to interest income was $138,000 and $71,000 for the three month periods ended June 30, 2002 and 2003, $288,000 and $161,000 for the six month periods ended June 30, 2002 and 2003, and $529,000 for the year ended December 31, 2002.

(c)	To reclassify Information Technology and Facility expenses to Sales, General and Administrative costs that were previously allocated to our Microdisplay business’ Cost of Sales, and Research, Development and Engineering costs. Previously, we included Information Technology and Facility costs for our Microdisplay business by the function that utilized the services while in the future, these same costs will be included as part of our Sales, General and Administrative expenses as a result of being reimbursed by Brillian Corporation under Information Technology and Facility Service agreements. Reclassified expenses related to Information Technology were $104,000 and $111,000 for the three month periods ended June 30, 2002 and 2003, $209,000 and $223,000 for the six month periods ended June 30, 2002 and 2003, and $424,000 for the year ended December 31, 2002. Reclassified expenses related to Facilities were $224,000 and $232,000 for the three month periods ended June 30, 2002 and 2003, $436,000 and $471,000 for the six month periods ended June 30, 2002 and 2003, and $925,000 for the year ended December 31, 2002.

(d)	To reflect additional pro forma Other Income from the Information Technology and Facility Services provided to our Microdisplay division as per the agreements that will exist between us and Brillian as of the spin-off. Other Income related to Information Technology were $113,000 for the three month periods ended June 30, 2002 and 2003, $227,000 for the six month periods ended June 30, 2002 and 2003, and $454,000 for the year ended December 31, 2002. Other Income related to Facilities were $231,000 and $235,000 for the three month periods ended June 30, 2002 and 2003, $448,000 and $477,000 for the six month periods ended June 30, 2002 and 2003, and $952,000 for the year ended December 31, 2002.

(e)	To reflect the income tax impact of the pro forma income statement adjustments.